Filed pursuant to Rule 497(e)
File Nos. 333- 221764; 811- 23312

NestYield Total Return Guard ETF (EGGS)

NestYield Dynamic Income ETF (EGGY)

(each a “Fund” and collectively, the “Funds”)

listed on NYSE Arca, Inc.

October 29, 2025

Supplement to the Summary Prospectus

and Prospectus,

each dated June 1, 2025, as supplemented

Effective immediately, the fourth sentence in the first paragraph of the “Principal Investment Strategies – Options Strategies” section in each Fund’s “Fund Summary” section of the Prospectus, and each Fund’s Summary Prospectus, beginning with “In addition, the Fund will consistently use long put options on a large cap equity index (e.g., S&P 500 Index, NASDAQ-100 Index, etc.). . .” is hereby deleted and replaced with the following:

In addition, the Fund will consistently use long put options on an equity index (e.g., NASDAQ Composite, Index, S&P 500 Index, etc.) and/or Underlying Securities held either directly or indirectly (i.e., synthetically) to attempt to hedge against significant market declines, regardless of current conditions.

Effective immediately, the subsection titled “Long Put Options – Hedging,” located in the “Principal Investment Strategies – Options Strategies” section in each Fund’s “Fund Summary” section of the Prospectus, and each Fund’s Summary Prospectus is hereby deleted and replaced with the following:

Options and Option Spreads – Hedging

The Fund will use long put options on an equity index (e.g., the NASDAQ Composite Index, S&P 500 Index, etc.) and/or Underlying Securities held either directly or indirectly (i.e., synthetically) by the Fund to seek to protect against significant market downturns. Put options are designed to increase in value when the underlying reference asset experiences moderate to major declines. The Fund’s long put options strategy is intended to help reduce potential losses in a declining market. In a flat or rising market, the Fund will likely experience a drag on performance due to the cost of maintaining this hedge. The Fund may exercise its long put options should they appreciate during significant market declines.

Filed pursuant to Rule 497(e)
File Nos. 333- 221764; 811- 23312

Additionally, rather than using stand-alone put option contracts, the Fund may purchase call or put spreads, commonly known as “debit spreads” and/or write (sell) call or put spreads, commonly known as “credit spreads” on an equity index (e.g., S&P 500 Index, NASDAQ Composite Index, etc.) and/or Underlying Securities held either directly or indirectly (i.e., synthetically) by the Fund. The Fund will generally seek to use such transactions for hedging purposes or to offset margin requirements. In addition, the Fund may “leg into” spreads by entering a spread in stages, starting with an initial position and later adding the second leg. For example, the Fund may use debit spreads instead of covering a worthless call. In this case, the Fund would enter a call spread with a lower strike call, thereby increasing the Fund’s potential for gains while maintaining the cost efficiency of the position.

Effective immediately, the “Market Capitalization Risk” located in the section of the Summary Prospectus and Prospectus titled “Principal Investment Risks” and the section of the Prospectus titled “Principal Risks of Investing in the Funds” is hereby deleted and replaced with the following:

Market Capitalization Risk

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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Please retain this Supplement for future reference.

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